      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 2002

                                                      REGISTRATION NO. 333-59195
================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 1

                                       to

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------


                            SEALED AIR CORPORATION
            (Exact name of Registrant as specified in its charter)


           DELAWARE                                        NO. 65-0654331
(State or Other Jurisdiction of                           (I.R.S. Employer
 Incorporation or Organization)                          Identification No.)

                                  PARK 80 EAST
                       SADDLE BROOK, NEW JERSEY 07663-5291
   (Address, including zip code, of Registrant's principal executive offices)




   RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS OF SEALED AIR CORPORATION
                            (Full title of the plan)



                            H. KATHERINE WHITE, ESQ.
                          GENERAL COUNSEL AND SECRETARY
                             SEALED AIR CORPORATION
                                  PARK 80 EAST
                       SADDLE BROOK, NEW JERSEY 07663-5291
                                 (201) 791-7600
    (Name, address, including zip code, and telephone number, including area code, of agent for service)







================================================================================



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      In 1998 the Registrant registered 100,000 shares of its common stock, par value $0.10 per share ("Common Stock"), for potential issuance under the Restricted Stock Plan for Non-Employee Directors of Sealed Air Corporation (the "Plan").

      The offering of the aforementioned securities pursuant to the Plan has terminated. Accordingly, the Registrant hereby removes from registration all such Common Stock not sold pursuant to the Plan.


                                  SIGNATURES


      THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-8 registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Saddle Brook, State of New Jersey, on June 18, 2002.

                                    SEALED AIR CORPORATION



                                    By:   /s/ William V. Hickey
                                          ---------------------
                                    Name: William V. Hickey
                                    Title: President and Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-8 registration statement has been signed by the following persons in the capacities and on the dates indicated.



         SIGNATURE                           TITLE                          DATE

   /s/ William V. Hickey       President, Chief Executive Officer       June 18, 2002
---------------------------    and Director
    (William V. Hickey)        (Principal Executive Officer)


   /s/ David H. Kelsey         Vice President and                       June 18, 2002
---------------------------    Chief Financial Officer
     (David H. Kelsey)         (Principal Financial Officer)


   /s/ Jeffrey S. Warren       Controller                               June 18, 2002
---------------------------    (Principal Accounting Officer)
    (Jeffrey S. Warren)


             *                 Director                                 June 18, 2002
---------------------------
       (Hank Brown)


                                       2

             *                 Director                                 June 18, 2002
---------------------------
    (Lawrence R. Codey)


             *                 Director                                 June 18, 2002
---------------------------
   (T. J. Dermot Dunphy)


             *                 Director                                 June 18, 2002
---------------------------
 (Charles F. Farrell, Jr.)


                               Director                                 June 18, 2002
---------------------------
   (Shirley Ann Jackson)


                               Director                                 June 18, 2002
---------------------------
    (Kenneth P. Manning)


                               Director                                 June 18, 2002
---------------------------
    (William J. Marino)



*By: /s/ H. Katherine White
     ----------------------
     H. Katherine White
     Attorney-in-Fact